UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2014

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA (State or Other Jurisdiction of Incorporation or Organization)	001-36124 (Commission file number)	46-2116489 (IRS Employer Identification Number)

825 Berkshire Blvd., Suite 400
Wyomissing, PA 19610

(Address of principal executive offices)

610-401-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 3, 2014, Gaming and Leisure Properties, Inc. (the “Company”) announced the declaration by its Board of Directors of a special dividend of $1.05 billion (the “Special Dividend”) on its shares of common stock, par value $0.01 per share (the “Common Stock”).  Subject to meeting the Cash Requirement (as defined below), the Special Dividend will be payable in either Common Stock or cash to, and at the election of, the shareholders of record as of January 13, 2014 (the “Record Date”).  The Company expects to pay the dividend on February 18, 2014.

As of the Record Date, the Company had approximately 88,691,807 million shares of Common Stock outstanding.  Based on such amount, the Special Dividend is valued at approximately $11.84 per share of Common Stock.  Shareholders will have the right to elect, prior to 5:00 p.m. eastern time on February 10, 2014 (the “Election Deadline”) to receive the dividend in the form of either (1) cash or (2) additional shares of Common Stock, subject to a requirement that the amount of cash to be distributed in the aggregate to all Company shareholders be equal to approximately $210 million, or 20% of the total distribution (the “Cash Requirement”).  The total number of shares of Common Stock to be issued in the dividend will be determined by dividing $840 million by the volume weighted average trading price per share of Common Stock on NASDAQ for the three trading days following the Election Deadline.  Based on the closing price of the Company’s Common Stock on the Record Date, the Company currently estimates the share component of the dividend to be approximately 0.25 additional shares of Common Stock per current share.

Broadridge Corporate Issuer Solutions, Inc., as the Company’s election agent, on January 21, 2014, will distribute election materials, including a cover letter, election form and a document containing questions and answers regarding the Special Dividend, to the holders of record as of the Record Date. A copy of the Cover Letter to Company Shareholders, Company Question and Answer Sheet regarding the Special Dividend and Company Special Dividend Election Form, each of which contains descriptions of, and additional information relating to, the Special Dividend, are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the use of forward looking terminology such as “expects,” “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward looking statements are inherently subject to risks, uncertainties and assumptions about the Company and its subsidiaries, including risks related to the following: the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing the Company’s planned acquisitions or projects, including the Company’s ability to qualify as a REIT or maintain its status as a REIT; there being no need for any further dividend of historical accumulated earnings and profits in order to qualify as a REIT in 2014; the ability and willingness of the Company’s tenants, operators and other third parties to meet and/or perform their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities; the ability of the Company’s tenants and operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to other third parties, including without limitation obligations under their existing credit facilities and other indebtedness; the ability of the Company’s tenants and operators to comply with laws, rules and regulations in the operation of its properties, to deliver high quality services, to attract and retain qualified personnel and to attract customers; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; the ability to diversify into different businesses, such as hotels, entertainment facilities and office space; the access to debt and equity capital markets; fluctuating interest rates; the availability of qualified personnel and the Company’s ability to retain its key management personnel; the Company’s duty to indemnify Penn National Gaming, Inc. (“Penn”) in certain circumstances if the Company’s spin-off from Penn fails to be tax-free; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; changes in accounting standards; the impact of weather events or conditions, natural disasters, acts of terrorism and other international hostilities, war or political instability; other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and other factors described in the Company’s Prospectus on Form S-11 filed on October 4, 2013, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. All subsequent written and oral forward looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements included in this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this Current Report on Form 8-K may not occur.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Cover Letter to Gaming and Leisure Properties, Inc. Shareholders re Special Dividend

99.2	Gaming and Leisure Properties, Inc. Special Dividend Question and Answer Sheet

99.3	Gaming and Leisure Properties, Inc. Special Dividend Election

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 17, 2014	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Cover Letter to Gaming and Leisure Properties, Inc. Shareholders re Special Dividend

99.2	Gaming and Leisure Properties, Inc. Special Dividend Question and Answer Sheet

99.3	Gaming and Leisure Properties, Inc. Special Dividend Election